UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): October 1, 2006

             CWHEQ Revolving Home Equity Loan Trust, Series 2006-E
             -----------------------------------------------------

                      (Exact name of the issuing entity)
         Commission File Number of the issuing entity: 333-132375-04

                                  CWHEQ, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132375

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                     Delaware                   87-0698310
                     --------                   ----------
                  (State or Other             (I.R.S. Employer
                   Jurisdiction            Identification No. of
              of Incorporation of the           the depositor)
                    depositor)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                             -------
(Address of Principal                                                (Zip Code)
Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3240
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a- 12(b))

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Section 6.  Asset Backed Securities

      Item 6.02   Change of Servicer or Trustee

      On October 1, 2006, the sale by JPMorgan Chase Bank, N.A. of select portions of the corporate trust business, including municipal and corporate and structured finance trusteeships, to The Bank of New York was closed. As a result of this sale, on October 1, 2006 The Bank of New York became the successor Indenture Trustee pursuant to the terms and conditions set forth in the transaction documents identified in the Prospectus Supplement filed by the Registrant.

      The Bank of New York is a New York banking corporation and will act as the Indenture Trustee under the transactions documents. The Bank of New York has been, and currently is, serving as indenture trustee and trustee for numerous securitization transactions and programs involving pools of residential mortgages. The Bank of New York has been providing trust services on securitization transactions for more than a decade and currently provides trust services for hundreds of securitization transactions. The Depositor and Countrywide Home Loans, Inc. may maintain other banking relationships in the ordinary course of business with The Bank of New York.

      The expenses associated with changing from one indenture trustee to another will be paid for by JPMorgan Chase Bank, N.A. and by The Bank of New York, and not from the assets of the issuing entity.

      The previously filed related transaction documents set forth the information required by Asset Backed Securities (Regulation AB), 17 C.F.R.P.
P. 229.1109 (c) - (f).


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CWHEQ, INC.



                                        By: /s/ Darren Bigby
                                            --------------------------
                                            Name:  Darren Bigby
                                            Title:  Vice President




Dated:  October 1, 2006


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